Rule 424b3
File No. 333154501


AMERICAN DEPOSITARY
SHARES
One 1 American Depositary
Share represents
OneHalf of One 12 Share

THE BANK OF NEW
YORK MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR COMMON STOCK OF
ABENGOA CLASS A
INCORPORATED UNDER
THE LAWS OF SPAIN
       The Bank of New
York Mellon, as depositary
hereinafter called the
Depositary, hereby
certifies
i that there have been
deposited with the
Depositary
or its agent, nominee,
custodian, clearing agency
or
correspondent, the
securities
described above Shares or
evidence of the right to
receive such Shares, ii
that at
the date hereof each
American
Depositary Share evidenced
by this Receipt represents
the
amount of Shares shown
above, and that

or registered assigns IS
THE
OWNER OF  AMERICAN
DEPOSITARY SHARES
hereby evidenced and
called,
and except as otherwise
herein
expressly provided, is
entitled
upon surrender at the
Corporate Trust Office of
the
Depositary, New York, New
York of this Receipt duly
endorsed for transfer and
upon payment of the charges
as provided on the reverse
of
this Receipt and in
compliance
with applicable laws or
governmental regulations,
at
Owners option 1 to delivery
at the office of the agent,
nominee, custodian,
clearing
agency or correspondent of
the Depositary, to a person
specified by Owner, of the
amount of Deposited
Securities represented
hereby
or evidence of the right to
receive the same or 2 to
have
such Deposited Securities
forwarded at his cost and
risk
to him at the Corporate
Trust
Office of the Depositary.
The
words Deposited Securities
wherever used in this
Receipt
shall mean the Shares
deposited under the
agreement
created by the Receipts as
hereinafter defined
including
such evidence of the right
to
receive the same, and any
and
all other securities, cash
and
other property held by the
Depositary in place thereof
or
in addition thereto as
provided
herein.  The word Owner
wherever used in this
Receipt
shall mean the name in
which
this Receipt is registered
upon
the books of the Depositary
from time to time.  The
Depositarys Corporate Trust
Office is located at a
different
address than its principal
executive office. Its
Corporate
Trust Office is located at
101
Barclay Street, New York,
New York 10286, and its
principal executive office
is
located at One Wall Street,
New York, New York 10286.
             1.
                    RECEI
PTS.
       This American
Depositary Receipt this
Receipt is one of a
continuing
issue of American
Depositary
Receipts collectively, the
Receipts, all evidencing
rights
of like tenor with respect
to
the Deposited Securities,
and
all issued or to be issued
upon
the terms and subject to
the
conditions herein provided,
which shall govern the
continuing arrangement by
the
Depositary with respect to
initial deposits as well as
the
rights of holders and
Owners
of Receipts subsequent to
such deposits.
       The issuer of the
Receipts is deemed to be
the
legal entity resulting from
the
agreement herein provided
for.
       The issuance of
Receipts against deposits
generally may be suspended,
or the issuance of Receipts
against the deposit of
particular Shares may be
withheld, if such action is
deemed necessary or
advisable by the Depositary
at
any time and from time to
time because of any
requirements of any
government or governmental
body or commission or for
any other reason.  The
Depositary assumes no
liability with respect to
the
validity or worth of the
Deposited Securities.
             2.
                    TRAN
SFER OF RECEIPTS.
       Until the surrender
of
this Receipt in accordance
with the terms hereof, the
Depositary will maintain an
office in the Borough of
Manhattan, The City of New
York, for the registration
of
Receipts and transfers of
Receipts where the Owners
of
the Receipts may, during
regular business hours,
inspect
the transfer books
maintained
by the Depositary that list
the
Owners of the Receipts.
The
transfer of this Receipt is
registrable on the books of
the
Depositary at its Corporate
Trust Office by the holder
hereof in person or by duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for
transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes,
and
the fees and expenses of
the
Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish
for
such purpose.  This Receipt
may be split into other
such
Receipts, or may be
combined
with other such Receipts
into
one Receipt, representing
the
same aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered.  Upon such
split
or combination not
involving
a transfer, a charge will
be
made as provided herein.
The
Depositary may close the
transfer books at any time
or
from time to time when
deemed expedient by it in
connection with the
performance of its duties
hereunder.
             3.
                    PROO
F OF CITIZENSHIP OR
RESIDENCE.
       The Depositary may
require any holder or Owner
of Receipts, or any person
presenting securities for
deposit against the
issuance of
Receipts, from time to
time, to
file such proof of
citizenship
or residence and to furnish
such other information, by
affidavit or otherwise, and
to
execute such certificates
and
other instruments as may be
necessary or proper to
comply
with any laws or
regulations
relating to the issuance or
transfer of Receipts, the
receipt or distribution of
dividends or other
property, or
the taxation thereof or of
receipts or deposited
securities, and the
Depositary
may withhold the issuance
or
registration of transfer of
any
Receipt or payment of such
dividends or delivery of
such
property from any holder,
Owner or other person, as
the
case may be, who shall fail
to
file such proofs,
certificates or
other instruments.
             4.
                    TRAN
SFERABILITY
RECORDOWNERSHIP.
       It is a condition of
this
Receipt and every
successive
holder and Owner of this
Receipt by accepting or
holding the same consents
and
agrees, that title to this
Receipt, when properly
endorsed or accompanied by
proper instruments of
transfer,
is transferable by delivery
with the same effect as in
the
case of a negotiable
instrument provided,
however,
that prior to the due
presentation of this
Receipt
for registration of
transfer as
above provided, and subject
to the provisions of
Article 9
below, the Depositary,
notwithstanding any notice
to
the contrary, may treat the
person in whose name this
Receipt is registered on
the
books of the Depositary as
the
absolute owner hereof for
the
purpose of determining the
person entitled to
distribution
of dividends and for any
other
purpose.
             5.
                    TAX
LIABILITY.
       The Depositary shall
not be liable for any taxes
or
governmental or other
assessments or charges that
may become payable in
respect of the Deposited
Securities, but a ratable
part of
any and all of the same,
whether such tax,
assessment
or charge becomes payable
by
reason of any present or
future law, statute,
charter
provision, bylaw,
regulation or
otherwise, shall be payable
by
the Owner hereof to the
Depositary at any time on
request.  Upon the failure
of
the holder or Owner of this
Receipt to pay any such
amount, the Depositary may
sell for account of such
Owner an amount of the
Deposited Securities equal
to
all or any part of the
amount
represented by this
Receipt,
and may apply the proceeds
in
payment of such
obligations,
the Owner hereof remaining
liable for any deficiency.
             6.
                    REPR
ESENTATIONS AND
WARRANTIES.
       Every person
presenting Shares for
deposit
shall be deemed thereby to
represent and warrant that
such Shares and each
certificate, if any,
therefor are
validly issued, fully paid
and
nonassessable, that such
Shares were not issued in
violation of any preemptive
or
similar rights of the
holders of
any securities and that the
person making such deposit
is
duly authorized so to do.
 Every such person shall
also
be deemed to represent that
the deposit of such
securities
and the sale of American
Depositary Shares
representing such Shares by
that person in the United
States are not restricted
under
the Securities Act of 1933,
as
amended the Securities Act
of
1933.  Such representations
and warranties shall
survive
the deposit of such
securities
and issuance of Receipts.
       This Receipt is
issued
subject, and all rights of
the
holder or Owner hereof are
expressly subject, to the
terms
and conditions set forth on
both sides of this Receipt,
all
of which form a part of the
agreement evidenced in this
Receipt and to all of which
the
holder or Owner hereof by
accepting this Receipt
consents.
             7.
                    REPO
RTS OF ISSUER OF
DEPOSITED SECURITIES
VOTING RIGHTS.
       As of the date of
the
establishment of the
program
for issuance of Receipts by
the Depositary, the
Depositary
believed, based on limited
investigation, that the
issuer of
the Deposited Securities
either
i furnished the Securities
and
Exchange Commission the
Commission with certain
public reports and
documents
required by foreign law or
otherwise or ii published
information in English on
its
Internet website at
www.abengoa.com or another
electronic information
delivery system generally
available to the public in
its
primary trading market, in
either case in compliance
with
Rule 12g32b under the
Securities and Exchange Act
of 1934 as in effect and
applicable to that issuer
at that
time.  However, the
Depositary does not assume
any duty to determine if
the
issuer of the Deposited
Securities is complying
with
the current requirements of
Rule 12g32b or to take any
action if that issuer is
not
complying with those
requirements.
       The Depositary shall
be under no obligation to
give
notice to the holder or
Owner
of this Receipt of any
meeting
of shareholders or of any
report of or communication
from the issuer of the
Deposited Securities, or of
any other matter concerning
the affairs of such issuer,
except as herein expressly
provided.  The Depositary
undertakes to make
available
for inspection by holders
and
Owners of the Receipts at
its
Corporate Trust Office, any
reports and communication
received from the issuer of
the
Deposited Securities that
are
both i received by the
Depositary as the holder of
the Deposited Securities
and ii
made generally available to
the holders of the
Deposited
Securities by the issuer
thereof.  Such reports and
communications will be
available in the language
in
which they were received by
the Depositary from the
issuer
of the Deposited
Securities,
except to the extent, if
any,
that the Depositary in its
sole
discretion elects to both i
translate into English any
of
such reports or
communications that were
not
in English when received by
the Depositary and ii make
such translations, if any,
available for inspection by
holders and Owners of the
Receipts.  The Depositary
has
no obligation of any kind
to
translate any of such
reports
or communications or to
make
such translation, if any,
available for such
inspection.
       The Depositary may,
in its discretion,
exercise, in
any manner, or not
exercise,
any and all voting rights
that
may exist in respect of the
Deposited Securities.  The
Depositary may, but assumes
no obligation to, notify
Owners of an upcoming
meeting of holders of
Deposited Securities or
solicit
instructions from Owners as
to
the exercise of any voting
rights with respect to the
Deposited Securities. Upon
the written request of the
Owner of this Receipt and
payment to it of any
expense
involved, the Depositary
may,
in its sole discretion, but
assumes no obligation to,
exercise any voting rights
with
respect to the amount of
the
Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt in
accordance
with that request.
             8.
                    DISTR
IBUTIONS.
       Until the surrender
of
this Receipt, the
Depositary a
shall distribute or
otherwise
make available to the Owner
hereof, at a time and in
such
manner as it shall
determine,
any distributions of cash,
Shares or other securities
or
property other than
subscription or other
rights
and b may distribute or
otherwise make available to
the Owner hereof, at a time
and in such manner as it
shall
determine, any
distributions of
subscription or other
rights, in
each case received with
respect to the amount of
Deposited Securities
represented hereby, after
deduction, or upon payment
of the fees and expenses of
the Depositary described in
Article 13 below, and the
withholding of any taxes in
respect thereof provided,
however, that the
Depositary
shall not make any
distribution for which it
has
not received satisfactory
assurances, which may be an
opinion of United States
counsel, that the
distribution is
registered under, or is
exempt
from or not subject to the
registration requirements
of,
the Securities Act of 1933
or
any other applicable law.
If
the Depositary is not
obligated, under the
preceding
sentence, to distribute or
make
available a distribution
under
the preceding sentence, the
Depositary may sell such
Shares, other securities,
subscription or other
rights,
securities or other
property,
and the Depositary shall
distribute the net proceeds
of
a sale of that kind to the
Owners entitled to them,
after
deduction or upon payment
of
the fees and expenses of
the
Depositary described in
Article 13 below and the
withholding of any taxes in
respect thereof.  In lieu
of
distributing fractional
American Depositary Shares
for distributed Shares or
other
fractional securities, the
Depositary may, in its
discretion, sell the amount
of
securities or property
equal to
the aggregate of those
fractions.  In the case of
subscription or other
rights,
the Depositary may, in its
discretion, issue warrants
for
such subscription or other
rights andor seek
instructions
from the Owner of this
Receipt as to the
disposition to
be made of such
subscription
or other rights.  If the
Depositary does not
distribute
or make available to Owners
or sell distributed
subscription
or other rights, the
Depositary
shall allow those rights to
lapse.  Sales of
subscription or
other rights, securities or
other
property by the Depositary
shall be made at such time
and
in such manner as the
Depositary may deem
advisable.
       If the Depositary
shall
find in its opinion that
any
cash distribution is not
convertible in its entirety
or
with respect to the Owners
of
a portion of the Receipts,
on a
reasonable basis into U.S.
Dollars available to it in
the
City of New York, or if any
required approval or
license
of any government or agency
for such conversion is
denied
or is not obtainable within
a
reasonable period, the
Depositary may in its
discretion make such
conversion and distribution
in
U.S. Dollars to the extent
possible, at such time and
rates of conversion as the
Depositary shall deem
appropriate, to the Owners
entitled thereto and shall
with
respect to any such
currency
not converted or
convertible
either i distribute such
foreign
currency to the holders
entitled thereto or ii hold
such
currency for the respective
accounts of such Owners
uninvested and without
liability for interest
thereon, in
which case the Depositary
may distribute appropriate
warrants or other
instruments
evidencing rights to
receive
such foreign currency.
             9.
                    RECO
RD DATES ESTABLISHED
BY DEPOSITARY.
       Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made,
or whenever rights shall be
offered, with respect to
Deposited Securities, or
whenever the Depositary
shall
receive notice of any
meeting
of Owners of Deposited
Securities, or whenever it
is
necessary or desirable to
determine the Owners of
Receipts, the Depositary
will
fix a record date for the
determination of the Owners
generally or the Owners of
Receipts who shall be
entitled
to receive such dividend,
distribution or rights, or
the
net proceeds of the sale
thereof, to give
instructions
for the exercise of voting
rights at any such meeting
or
responsible for any other
purpose for which the
record
date was set.
             10.
                    CHAN
GES AFFECTING
DEPOSITED SECURITIES.
       Upon i any change in
nominal value or any
subdivision, combination or
any other reclassification
of
the Deposited Securities,
or ii
any recapitalization,
reorganization, sale of
assets
substantially as an
entirety,
merger or consolidation
affecting the issuer of the
Deposited Securities or to
which it is a party, or iii
the
redemption by the issuer of
the Deposited Securities at
any
time of any or all of such
Deposited Securities
provided
the same are subject to
redemption, then and in any
such case the Depositary
shall
have the right to exchange
or
surrender such Deposited
Securities and accept and
hold
hereunder in lieu thereof
 other shares, securities,
cash
or property to be issued or
delivered in lieu of or in
exchange for, or
distributed or
paid with respect to, such
Deposited Securities.  Upon
any such exchange or
surrender, the Depositary
shall
have the right, in its
discretion,
to call for surrender of
this
Receipt in exchange upon
payment of fees and
expenses
of the Depositary for one
or
more new Receipts of the
same form and tenor as this
Receipt, but describing the
substituted Deposited
Securities.  In any such
case
the Depositary shall have
the
right to fix a date after
which
this Receipt shall only
entitle
the Owner to receive such
new Receipt or Receipts.
The
Depositary shall mail
notice of
any redemption of Deposited
Securities to the Owners of
Receipts, provided that in
the
case of any redemption of
less
than all of the Deposited
Securities, the Depositary
shall
select in such manner as it
shall determine an
equivalent
number of American
Depositary Shares to be
redeemed and shall mail
notice of redemption only
to
the Owners of Receipts
evidencing those American
Depositary Shares.  The
sole
right of the Owners of
Receipts evidencing
American
Depositary Shares
designated
for redemption after the
mailing of such notice of
redemption shall be to
receive
the cash, rights and other
property applicable to the
same, upon surrender to the
Depositary and upon payment
of its fees and expenses of
the
Receipts evidencing such
American Depositary Shares.
             11.
                    LIABI
LITY OF DEPOSITARY.
       The Depositary shall
not incur any liability to
any
holder or Owner of this
Receipt i if by reason of
any
provisions of any present
or
future law of the United
States
of America, any state
thereof,
or of any other country, or
of
any governmental or
regulatory authority, or by
reason of any provision,
present or future, of the
charter or articles of
association or similar
governing document of the
issuer or of the Deposited
Securities, the Depositary
shall
be prevented, delayed or
forbidden from or subjected
to any civil or criminal
penalty
or extraordinary expenses
on
account of doing or
performing any act or thing
which by the terms hereof
it is
provided shall be done or
performed, ii by reason of
any
nonperformance or delay,
caused as specified in
clause i
above, in the performance
of
any act or thing which by
the
terms of this Receipt it is
provided shall or may be
done
or performed, iii by reason
of
any exercise of, or failure
to
exercise, any discretion
provided for herein, iv for
the
inability of any Owner or
holder to benefit from any
distribution, offering,
right or
other benefit which is made
available to holders of
Deposited Securities but is
not
made available to Owners or
holders, v for any special,
consequential or punitive
damages for any breach of
the
terms of this Receipt or vi
arising out of any act of
God,
terrorism or war or any
other
circumstances beyond its
control.
       The Depositary shall
not be responsible for any
failure to carry out any
requests to vote any
Deposited
Securities or for the
manner or
effect of any vote that is
cast
either with or without the
request of any Owner, or
for
not exercising any right to
vote any Deposited
Securities.
       The Depositary does
not assume any obligation
and
shall not be subject to any
liability to holders or
Owners
hereunder other than
agreeing
to act without negligence
or
bad faith in the
performance
of such duties as are
specifically set forth
herein.
       The Depositary shall
be under no obligation to
appear in, prosecute or
defend, any action, suit or
other proceeding in respect
of
any of the Deposited
Securities or in respect of
the
Receipts on behalf of
Owners
or holders or any other
persons.  The Depositary
shall
not be liable for any
action or
nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants or any
other persons believed by
it in
good faith to be competent
to
give such advice or
information.
       The Depositary,
subject to Article 14
hereof,
may itself become the owner
of and deal in securities
of
any class of the issuer of
the
Deposited Securities and in
Receipts of this issue.
             12.
                    TERM
INATION OF
AGREEMENT AND
SURRENDER OF THIS
RECEIPT.
       The Depositary may
at
any time terminate the
agreement evidenced by this
Receipt and all other
Receipts
by mailing notice of such
termination to the Owners
of
all Receipts then
outstanding
at their addresses
appearing
upon the books of the
Depositary, at least thirty
days
prior to the date fixed in
such
notice for termination.  On
and after such date of
termination the Owner
hereof,
upon surrender of this
Receipt
at the Corporate Trust
Office
of the Depositary, will be
entitled to delivery of the
amount of the Deposited
Securities represented
hereby
upon the same terms and
conditions, and upon
payment
of a fee at the rates
provided
herein with respect to the
surrender of this Receipt
for
Deposited Securities and on
payment of applicable taxes
and charges.  The
Depositary
may convert any dividends
received by it in cash
after the
termination date into U.S.
Dollars as herein provided,
and after deducting
therefrom
the fees of the Depositary
and
referred to herein and any
taxes and governmental
charges and shall
thereafter
hold the balance of said
dividends for the pro rata
benefit of the Owners of
the
respective Receipts.  As to
any
Receipts not so surrendered
within thirty days after
such
date of termination the
Depositary shall thereafter
have no obligation with
respect to the collection
or
disbursement of any
subsequent dividends or any
subscriptions or other
rights
accruing on the Deposited
Securities.  After the
expiration of three months
from such date of
termination
the Depositary may sell any
remaining Deposited
Securities in such manner
as it
may determine, and may
thereafter hold uninvested
the
net proceeds of any such
sale
or sales together with any
dividends received prior to
such sale or the U.S.
Dollars
received on conversion
thereof, unsegregated and
without liability for any
interest thereon, for the
pro
rata benefit of the Owners
of
the Receipts that have not
theretofore been
surrendered
for cancellation, such
Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making
such
sale, or if no such sale
can be
made after the expiration
of
one year from such date of
termination, the Depositary
shall be discharged from
all
obligations whatsoever to
the
holders and Owners of the
Receipts except to make
distribution of the net
proceeds of sale and of
such
dividends after deducting
all
fees, charges and expenses
of
the Depositary or of the
Deposited Securities, in
case
no sale can be made, upon
surrender of the Receipts.
             13.
                    CERT
AIN FEES AND CHARGES
OF THE DEPOSITARY.
       The Depositary may
charge any party depositing
or
withdrawing Shares, any
party
transferring or
surrendering
Receipts, any party to whom
Receipts are issued
including
issuance pursuant to a
stock
dividend or stock split or
an
exchange of stock or
distribution pursuant to
Articles 8 or 10 or Owners,
as
applicable, i fees for the
delivery or surrender of
Receipts and deposit or
withdrawal of Shares, ii
fees
for distributing cash,
Shares or
other property received in
respect of Deposited
Securities, iii taxes and
other
governmental charges, iv
registration or custodial
fees
or charges relating to the
Shares, v cable, telex and
facsimile transmission
expenses, vi foreign
currency
conversion expenses and
fees,
vii depositary servicing
fees
and viii any other fees or
charges incurred by the
Depositary or its agents in
connection with the Receipt
program.  The Depositarys
fees and charges may differ
from those of other
depositaries.  The
Depositary
reserves the right to
modify,
reduce or increase its fees
upon thirty 30 days notice
to
the Owner hereof.  The
Depositary will provide,
without charge, a copy of
its
latest schedule of fees and
charges to any party
requesting it.
       The Depositary may
charge fees for receiving
deposits and issuing
Receipts,
for delivering Deposited
Securities against
surrendered
Receipts, for transfer of
Receipts, for splits or
combinations of Receipts,
for
distribution of each cash
or
other distribution on
Deposited Securities, for
sales
or exercise of rights, or
for
other services performed
hereunder.  The Depositary
reserves the right to
modify,
reduce or increase its fees
upon thirty 30 days notice
to
the Owner hereof.  The
Depositary will provide,
without charge, a copy of
its
latest fee schedule to any
party requesting it.
             14.
                    PRER
ELEASE OF RECEIPTS.
       Notwithstanding any
other provision of this
Receipt, the Depositary may
execute and deliver
Receipts
prior to the receipt of
Shares
PreRelease. The Depositary
may deliver Shares upon the
receipt and cancellation of
Receipts which have been
PreReleased, whether or not
such cancellation is prior
to
the termination of such
PreRelease or the
Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of Shares
in
satisfaction of a
PreRelease.
 Each PreRelease will be
a preceded or accompanied
by
a written representation
from
the person to whom Receipts
or Shares are to be
delivered
that such person, or its
customer, owns the Shares
or
Receipts to be remitted, as
the
case may be, b at all times
fully collateralized with
cash
or such other collateral as
the
Depositary deems
appropriate,
c terminable by the
Depositary
on not more than five 5
business days notice, and
d subject to such further
indemnities and credit
regulations as the
Depositary
deems appropriate.  The
number of American
Depositary Shares which are
outstanding at any time as
a
result of PreReleases will
not
normally exceed thirty
percent
30% of the Shares deposited
with the Depositary
provided,
however, that the
Depositary
reserves the right to
change or
disregard such limit from
time
to time as it deems
appropriate.
       The Depositary may
retain for its own account
any
compensation received by it
in
connection with the
foregoing.
             15.
                    COMP
LIANCE WITH U.S.
SECURITIES LAWS.
       Notwithstanding any
terms of this Receipt to
the
contrary, the Depositary
will
not exercise any rights it
has
under this Receipt to
prevent
the withdrawal or delivery
of
Deposited Securities in a
manner which would violate
the United States
securities
laws including, but not
limited
to, Section 1A1 of the
General
Instructions to the Form F6
Registration Statement, as
amended from time to time,
under the Securities Act of
1933.
             16.
                    GOVE
RNING LAW VENUE OF
ACTIONS JURY TRIAL
WAIVER.
       This Receipt shall
be
interpreted and all rights
hereunder and provisions
hereof shall be governed by
the laws of the State of
New
York.
       All actions and
proceedings brought by any
Owner or holder of this
Receipt against the
Depositary
arising out of or relating
to the
Shares or other Deposited
Securities, the American
Depositary Shares or the
Receipts, or any
transaction
contemplated herein, shall
be
litigated only in courts
located
within the State of New
York.
       EACH OWNER AND
HOLDER HEREBY
IRREVOCABLY WAIVES,
TO THE FULLEST EXTENT
PERMITTED BY
APPLICABLE LAW, ANY
RIGHT IT MAY HAVE TO A
TRIAL BY JURY IN ANY
SUIT, ACTION OR
PROCEEDING AGAINST
THE DEPOSITARY
DIRECTLY OR
INDIRECTLY ARISING OUT
OF OR RELATING TO THE
SHARES OR OTHER
DEPOSITED SECURITIES,
THE AMERICAN
DEPOSITARY SHARES OR
THE RECEIPTS, OR ANY
TRANSACTION
CONTEMPLATED HEREIN,
OR THE BREACH HEREOF,
INCLUDING WITHOUT
LIMITATION, ANY
QUESTION REGARDING
EXISTENCE, VALIDITY OR
TERMINATION WHETHER
BASED ON CONTRACT,
TORT OR ANY OTHER
THEORY.
             17.
                    AMEN
DMENT OF RECEIPTS.
       The form of the
Receipts and the agreement
created thereby may at any
time and from time to time
be
amended by the Depositary
in
any respect which it may
deem necessary or
desirable.
Any amendment which shall
prejudice any substantial
existing right of Owners
shall
not become effective as to
outstanding Receipts until
the
expiration of thirty 30
days
after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts
provided, however, that
such
thirty 30 days notice shall
in
no event be required with
respect to any amendment
which shall impose or
increase
any taxes or other
governmental charges,
registration fees, cable,
telex
or facsimile transmission
costs, delivery costs or
other
such expenses. Every Owner
and holder of a Receipt at
the
time any amendment so
becomes effective shall be
deemed, by continuing to
hold
such Receipt, to consent
and
agree to such amendment and
to be bound by the
agreement
created by Receipt as
amended thereby. In no
event
shall any amendment impair
the right of the Owner of
any
Receipt to surrender such
Receipt and receive
therefor
the amount of Deposited
Securities represented by
the
American Depositary Shares
evidenced thereby, except
in
order to comply with
mandatory provisions of
applicable law.